UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 10, 2016

Commission	Registrant; State of Incorporation;	IRS Employer
File Number	Address; and Telephone Number	Identification No.
1-5611	CONSUMERS ENERGY COMPANY (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-0442310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 10, 2016, Consumers Energy Company (“Consumers”) issued and sold $450,000,000 principal amount of its 3.25% First Mortgage Bonds due 2046 (the “Bonds”), pursuant to a registration statement on Form S-3 that Consumers filed with the Securities and Exchange Commission utilizing a “shelf” registration process (No. 333-195496-01) (the “Registration Statement”), a Preliminary Prospectus Supplement dated August 1, 2016 to Prospectus dated April 25, 2014, an Issuer Free Writing Prospectus that included the final terms of the transaction, a Final Prospectus Supplement dated August 1, 2016 to Prospectus dated April 25, 2014 and an underwriting agreement among Consumers and the underwriters named in that agreement with respect to the Bonds.  Consumers intends to use the net proceeds from the offering to pay off at maturity its 5.50% First Mortgage Bonds due August 15, 2016, of which $173,000,000 aggregate principal amount is outstanding, and for general corporate purposes.

This Current Report on Form 8-K is being filed to file certain documents in connection with the offering as exhibits to the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

1.1                               Underwriting Agreement dated August 1, 2016 among Consumers and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Securities USA Inc., MUFG Securities Americas Inc., Scotia Capital (USA) Inc., BNP Paribas Securities Corp., Deutsche Bank Securities Inc. and SunTrust Robinson Humphrey, Inc., as underwriters.

4.1                               127th Supplemental Indenture dated as of August 10, 2016 between Consumers and The Bank of New York Mellon, as Trustee.

4.2                               Form of 3.25% First Mortgage Bonds due 2046 (included in Exhibit 4.1).

5.1                               Opinion of Shelley J. Ruckman, Esq., Assistant General Counsel of Consumers, dated August 10, 2016, regarding the legality of the Bonds.

23.1                        Consent of Shelley J. Ruckman, Esq. (included in Exhibit 5.1).

99.1                        Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-195496-01).

This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in

Consumers’ Securities and Exchange Commission filings. Forward-looking statements should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of Consumers’ Form 10-K, for the year ended December 31, 2015, and as updated in Consumers’ Forms 10-Q.  Consumers’ “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause Consumers’ results to differ materially from those anticipated in such statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSUMERS ENERGY COMPANY

Dated:	August 10, 2016	By:	/s/ Thomas J. Webb
Thomas J. Webb
Executive Vice President and
Chief Financial Officer

Exhibit Index

1.1                               Underwriting Agreement dated August 1, 2016 among Consumers and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Securities USA Inc., MUFG Securities Americas Inc., Scotia Capital (USA) Inc., BNP Paribas Securities Corp., Deutsche Bank Securities Inc. and SunTrust Robinson Humphrey, Inc., as underwriters.

4.1                               127th Supplemental Indenture dated as of August 10, 2016 between Consumers and The Bank of New York Mellon, as Trustee.

4.2                               Form of 3.25% First Mortgage Bonds due 2046 (included in Exhibit 4.1).

5.1                               Opinion of Shelley J. Ruckman, Esq., Assistant General Counsel of Consumers, dated August 10, 2016, regarding the legality of the Bonds.

23.1                        Consent of Shelley J. Ruckman, Esq. (included in Exhibit 5.1).

99.1                        Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-195496-01).